Exhibit 10.1

EXECUTION

FIRST AMENDMENT TO AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT AND RESTRUCTURING AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED REVENUE SHARING AND SECURITIES PURCHASE AGREEMENT AND RESTRUCTURING AGREEMENT (this “Amendment”) dated as of August 3, 2017 is entered into by and among Marathon Patent Group, Inc., a Delaware corporation (the “Company”), the undersigned Subsidiaries of the Company and DBD Credit Funding, LLC (“DBD”) as Purchaser and Collateral Agent under that certain Amended and Restated Revenue Sharing and Securities Purchase Agreement between the Company dated as of January 10, 2017 (prior to giving affect to this Amendment or, as the context requires, after giving effect to this Amendment, the “Agreement”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings provided in the Agreement.

RECITALS

WHEREAS, pursuant to the Agreement and the Original Agreement, the Company has previously issued to the Purchaser the Revenue Stream, the Notes and the Warrants, and as of June 30, 2017, $15,998,739.21 in principal amount of Notes and $221,976.19 in interest remains outstanding.

WHEREAS, the Company has requested that the Purchaser amend the Agreement as set forth herein, and the Purchaser has agreed to so amend the Agreement on the terms and conditions set forth herein, including in consideration of the Company’s agreement to use its best efforts to obtain any shareholder and other consents required to effect a contribution by the Company and its applicable Subsidiaries of certain of the Patents (identified on Schedule I(c) to the Amendment, the “Designated Portfolios”) to one or more newly created entities (such entity or entities, the “SPE”) on the terms and conditions set forth herein,

NOW THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                                      AMENDMENTS

1.1.         Definitions.  Effective on the Amendment Effective Date, Appendix I is hereby amended as follows:

1.1.1.      The definition of Revenue Stream is hereby amended and restated as follows:

“Revenue Stream” means a right to receive payment in cash of the Revenue Stream Amount; provided, that unless the Revenue Stream is accelerated in accordance with the Agreement, such right shall be recourse solely to Monetization Revenues and the Patents.

1.1.2.      The following definitions are added to Appendix I:

“Amendment” shall mean that certain First Amendment to Amended and Restated Revenue Sharing and Securities Purchase Agreement and Restructuring Agreement dated as of August 3, 2017 between the Company, on the one hand, and the Collateral Agent and the Purchaser, on the other.

“Amendment Effective Date” shall have the meaning provided in Section 4.1 of the Amendment.

“Cash Advance Accrual Amount” shall mean an amount equal to 150% of any Cash Advance.

“Cash Advance” shall mean amounts advanced or incurred by the Collateral Agent or the Purchaser following June 30, 2017 (whether advanced before or after the consummation of the SPE Restructuring) in connection with the pursuit of Monetization Activities, the negotiation or implementation of the transactions provided for under the Restructuring Agreement, in respect of Maintenance Fees, or as otherwise specified under the Agreement, and any accrued interest not paid between May 1, 2017 through the earlier to occur of (i) November 1, 2017 and (ii) the Restructuring Effective Date.

“DBD Distributions” shall mean a right to any distributions from the SPE equal to the sum of the DBD Priority Amount plus the DBD Residual.

“DBD Membership Interest” shall mean a membership interest in the SPE that provides for DBD or its designee to be the sole managing member of the SPE, including, without limitation, to be the IP Monetization Manager with respect to the Designated Portfolios held by the SPE, and that provides DBD or its designee with the right to the DBD Distributions and the Company with the right to the Marathon Residual.

“DBD Priority Amount” shall mean the sum of (a) the Cash Advance Accrual Amount, plus (b) the Management Fee Accrual Amount, plus (c) the difference between (x) $24,500,000 minus (y) any payments made by the Company after the Amendment Effective Date and prior to the Restructuring in respect of principal on the Notes or with respect to the Revenue Stream.

“DBD Residual” shall mean 55% of Monetization Revenues, after payment in full of the Revenue Stream and the Notes or, following completion of the SPE Restructuring, after satisfaction of the DBD Priority Amount and, for the avoidance of doubt, after payment in full of all Third Party Payments due in connection with any applicable Monetization Revenues, the Patents or the operations of the SPE.

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“Designated Portfolios” shall mean the patents set forth on Schedule I(c) to the Amendment.(1)

“Entity Taxes” means any and all United States federal, state, local and other taxes or “imputed underpayment” under Section 6225 of the Code (or any similar state or local law) (in each case, including any interest, fines, assessments, penalties or additions to tax imposed in connection therewith or with respect thereto) imposed on the Tax Partnership under the Partnership Tax Audit Rules.

“IP Monetization Manager” shall mean DBD or its designee, as the sole party empowered from and after the Amendment Effective Date, to control Monetization Activities.

“Maintenance Fees” shall have the meaning provided in Section 2.1.3 of the Amendment.

“Management Fee Accrual Amount” shall mean the then unpaid portion of the Management Fees.

“Management Fees” shall mean the amount equal to the sum of (x) $2,450,000 annually, commencing July 1, 2017 and each anniversary thereof plus (y) 10% of any Cash Advances, which amount shall be fully earned and non refundable.  The annual assessment of the annual fee specified above shall cease only after no further Monetization Activities are continuing or contemplated, and after the SPE structure has been wound down, in each case, in the sole judgment of DBD.

“Marathon Residual” shall mean 45% of Monetization Revenues, after payment in full of the Revenue Stream and the Note Obligations or following the Restructuring Effective Date, after satisfaction of the DBD Priority Amount and, for the avoidance of doubt, after payment in full of all amounts due to third parties in connection with any applicable Monetization Revenues, the Patents or the operations of the SPE.

“Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, as amended by the Bipartisan Budget Act of 2015, together with any guidance issued thereunder or successor provisions and any similar provision of state or local tax laws.

“Patent Rights” shall have the meaning set forth in Section 2.4.3.2 of the Amendment.

“Release” shall have the meaning set forth in Section 2.3 of the Amendment.

“Restructuring” shall have the meaning provided in Section 2.2.1 of the Amendment.

(1)   To consist of Dynamic Advances, Traverse (CPT) and Magnus (Siemens) portfolios.

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“Restructuring Effective Date” shall have the meaning provided in Section 4.2 of the Amendment.

“Required Consents” shall have the meaning provided in Section 2.2.1 of the Amendment.

“Revenue Stream Amount” shall mean an amount equal to the sum of (a) the Cash Advance Accrual Amount, plus (b) the Management Fee Accrual Amount, plus (c) the difference between (x) $24,500,000 minus (y) any payments made by the Company after the Amendment Effective Date and prior to the Restructuring in respect of principal on the Notes, plus (d) the DBD Residual.

“SPE” shall have the meaning provided in the recitals to the Amendment.

“SPE Operating Agreement” shall mean that certain limited liability company agreement for the SPE entered into in connection with the Restructuring by DBD and the Company, as the sole members, or their respective designees.

“Tax Partnership” shall have the meaning provided in Section 2.4.2 of the Amendment.

“Tax Return” shall have the meaning provided in Section 2.4.5 of the Amendment.

“Third Party Payments” shall mean amounts due to prior owners or licensors of the Patents or due to consultants, attorneys, and other third parties, in each case, in connection with any applicable Monetization Revenues, but solely to the extent described on Schedule I(d) to the Amendment.

1.2.         Section 2.4 of the Agreement shall be amended by adding the following new sentence immediately after the last sentence of such Section:

“Notwithstanding the foregoing, the above described payment of interest on the Notes and all outstanding interest due as of the Amendment Effective Date shall be deferred from May 1, 2017 through the earlier to occur of (i) November 1, 2017 and (ii) the Restructuring Effective Date, and any accrued and unpaid interest as of the end of such deferral period shall be deemed a Cash Advance.”

1.3.         Section 2.8 of the Agreement shall be amended and restated as follows:

“2.8.       Monetization Revenues.

2.8.1  Prior to the Restructuring.  From and after the Amendment Effective Date and prior to the Restructuring Effective Date, all Monetization Revenues shall be deposited in the Cash Collateral Account, which shall be under the full and exclusive control of the Collateral Agent as described in Section 6.11 of the Agreement, or, if directed by the Collateral Agent, paid over directly to the

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Collateral Agent or to such other account as is designated by the Collateral Agent. and all such proceeds shall be applied:

i)                                         First, to the payment of any Third Party Payment due in connection with such Monetization Revenues.

ii)                                      Second, to the Purchaser to pay the Note Obligations until paid in full.

iii)                                   Third, to the Purchaser to be applied to the Revenue Stream until the Revenue Stream Amount (other than the DBD Residual) is paid in full.

iv)                                  Fourth, pro rata to the Purchaser to pay the DBD Residual and to the Company to pay the Marathon Residual.

2.8.2  Post-Restructuring. From and after the Restructuring Effective Date, (i) all Monetization Revenues from the Designated Portfolios shall be the sole and exclusive property of the SPE, and shall be applied in accordance with the SPE Operating Agreement, and (ii) all Monetization Revenues from Patents other than the Designated Portfolios shall be the sole and exclusive property of the Company and its remaining Subsidiaries, which for all purposes are to be managed solely and exclusively by the Company in its sole and absolute discretion as to which DBD and SPE shall have no claims and or rights whatsoever, and to be assigned, licensed and managed as determined by the Company.  If the Company receives any Monetization Revenues from the Designated Portfolios, on or following the Restructuring Effective Date, such Monetization Revenues shall be held in trust by the Company for the benefit of the SPE and shall be immediately turned over to the SPE in the form received.

1.4.         Section 2.11 of the Agreement shall be amended by adding the following proviso to the end of the last sentence of such Section: “; provided, that following the Amendment Effective Date the Collateral Agent (including as IP Monetization Manager) shall be entitled to use the license provided for under the Patent License Agreement without limitation and in furtherance of the discretion and exclusive control provided the Collateral Agent under Section 2.1 of the Amendment, except that upon completion of the Restructuring, the rights of the Collateral Agent to grant additional sub-licenses under the Patent License Agreement shall be limited to the Designated Portfolios”.

1.5.         Article VI (Covenants) of the Agreement shall be amended by deleting the proviso at the end of the first sentence.

1.6.         Section 6.10 of the Agreement shall be amended by adding the following new sentence immediately after the last sentence of such Section:

“Notwithstanding the foregoing, the above described minimum Liquidity thresholds shall not apply during the period from and after the Amendment Effective Date to and including November 1, 2017 (the “Interim Period”), and instead, during the Interim Period, (i) the Issuer and the Guarantors shall maintain Liquidity at all times during each period specified in the table below of not less

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than the amount set forth opposite such period in the table below, and (ii) the Issuer shall provide monthly certifications demonstrating Liquidity not later than 2 Business Days after the end of each month occurring during the Interim Period, commencing with a certification as to Liquidity as of August 31, 2017 delivered not later than September 2, 2017:

Period	Minimum Liquidity
Amendment Effective Date to November 1, 2017	$135,000

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1.7.         Section 7.1 of the Agreement shall be amended by inserting the following new Section 7.1.10 immediately after Section 7.1.9 therein:

“7.1.10   Restructuring. The Company fails to satisfy the conditions to the Restructuring specified in Section 4.2 of the Amendment on or before the dates specified in such Section.”

1.8.         Section 7.2.2 of the Agreement shall be amended by replacing the phrase “an amount equal to 12x (1,200%) of the Revenue Stream Basis” with the phrase “an amount equal to the Revenue Stream Amount.”

1.9.         Section 7.2.5 of the Agreement shall be amended by deleting the proviso thereto.

1.10.       Section 8.1 shall be amended by adding the phrase “and other Note Obligations and to the Revenue Stream” to the end of the last sentence of such Section.

2.                                      COVENANTS

2.1.         Management of Patents and Monetization Activities.

2.1.1.      From and after the Amendment Effective Date, and notwithstanding any other provision of the Agreement, including, without limitation, Section 6.9.1, the IP Monetization Manager shall have, with respect to the Designated Portfolio, the sole and absolute discretion to make any and all decisions,  and in any manner it sees fit for any purpose, relating to, and shall otherwise fully, solely, absolutely and irrevocably control in all respects, the Patents and any Monetization Activities, including by way of example and not limitation: (x) the initiation, direction, termination, conclusion or negotiation of any assignment, sale or license (whether directly or through multiple tiers or sub-licensees) of any Patent or any other type of a Monetization Activity of any nature or description; (y) the maintenance or abandonment, in whole or in part, of any one or more of the Patents; or (z) the discretion to make or to decline to make Cash Advances.  The Company shall promptly and fully follow all of the directions and instructions of

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the IP Monetization Manager with respect to, and closely cooperate in any proceeding, transactions or otherwise with the IP Monetization Manager and its legal representative and implement, the foregoing, including by executing and delivering all pertinent instruments (including powers of attorney), documents or agreements, making any filings and taking all other necessary or appropriate actions to that effect, as instructed in writing by the IP Monetization Manager or its legal representatives. The Company hereby grants the IP Monetization Manager a power-of-attorney to take all steps in the Company’s name in furtherance of the foregoing, and agrees to promptly on request of the IP Monetization Manager execute and deliver to the IP Monetization Manager one or more powers-of-attorney prepared by the IP Monetization Manager, including taking any steps required for the effectiveness of such powers-of-attorney under the rules of any applicable jurisdiction.  The Company shall at no time take any action or omission that undermines, is inconsistent with or derogates from such instructions.  From the Amendment Effective Date to the earlier to occur of November 1, 2017 or the Restructuring Effective Date, subject to the written consent of the IP Monetization Manager, the Company shall have control over all Patents not included in the Designated Portfolio.  From the Restructuring Effective Date, if any, the Company shall have full control over all Patents not included in the Designated Portfolio.  If the Restructuring does not occur, the Company shall have the rights granted to it under the Agreement as they pertain to the Patents not included in the Designated Portfolio. Neither the Purchaser nor the Collateral Agent nor the SPE nor the IP Monetization Manager nor any of their respective representatives shall have any liability whatsoever to the Company under any theory of law for any reason for any acts or omissions in connection with the Patents or in connection with any Monetization Activities.  Doug Croxall, for so long as he is an officer or employee of the Company, shall be available at all reasonable times to the IP Monetization Manager, to provide such commercially reasonable assistance and consultation as to the operation and enforcement of the Patents as such Person shall request.  Without limiting the foregoing, if and to the extent that the Company enters into any arrangements with respect to the Patents, transacts any business, signs any documents or otherwise takes any action or omission of any kind, that is not at the express advance written direction, or consent of the IP Monetization Manager, such arrangements shall be null and void ab initio and of no effect, including vis a vis any third party. The Company shall be fully liable to the Collateral Agent and the Purchaser and, following the Restructuring, to the SPE, for any damages or losses, and the Company shall defend indemnify and hold harmless the Collateral Agent and the Purchaser and the SPE and the IP Monetization Manager and other representatives from and against, any claims, suits, damages, penalties or liabilities, sustained or incurred by or asserted against Collateral Agent or any Purchaser or the SPE or IP Monetization Manager or such other representative in connection with or related to Company’s breach of this Section 2.1.1.  From and after the Amendment Effective Date and notwithstanding any other provision in this Amendment or the Agreement, the IP Monetization Manager shall have the right, at any time and from time to time, to set off and apply any amounts

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constituting the Marathon Residual to pay any and all amounts due under this Amendment or the Agreement to the IP Monetization Manager, the Collateral Agent or any Purchaser.

2.1.2.      From and after the Amendment Effective Date, the Collateral Agent, the IP Monetization Manager and the Purchaser shall have the right, but no obligation, to make Cash Advances, whether to pursue Monetization Activities (whether directly or, after the Restructuring, by contributions of capital to the SPE) and, in addition, shall have the right, but no obligation, to make any payments that the Company is required to pay with respect to Maintenance Fees or otherwise to pay amounts required to be paid by the Company under this Agreement to the extent that the Company fails to timely make such payment and all such amounts shall constitute Cash Advances. For the sake of clarity, no obligation to make Cash Advances shall exist, and any Cash Advances shall be in the sole discretion of the Collateral Agent, the IP Monetization Manager or the Purchaser, as applicable, and the IP Monetization Manager shall have the absolute discretion to make decisions on what Monetization Activities to fund and whether or not to make Cash Advances, including to make determinations in its sole discretion as to the abandonment of any Patent.

2.1.3.      From and after the Amendment Effective Date, the Company shall remain and be fully responsible for all expenses related to the maintenance, prosecution and enforcement of the Patents (“Maintenance Fees”).  Following the occurrence of the Restructuring, the SPE shall be responsible for any Maintenance Fees arising following the Restructuring and which are related to the Designated Portfolios (it being understood and agreed that the IP Monetization Manager shall have sole discretion as to whether to pay any such Maintenance Fees and shall have the right to abandon any Patent included in the Designated Portfolio at any time).

2.2.         Creation of Special Purpose Entity; Required Consents.

2.2.1.      From and after the Amendment Effective Date, the Company and the Collateral Agent shall work diligently and in good faith to effect the contribution of the Designated Portfolios to the SPE (the “Restructuring”), including that the Company will use its best efforts to secure shareholder approval of the Restructuring (including a ratification of this Amendment), and to secure any third party consents deemed necessary or desirable (in the judgment of the Collateral Agent) to permit the assignment of the Designated Portfolios to the SPE without triggering any payment obligation to any such third party, it being understood that such assignment may be conditioned on the execution by the SPE of a joinder to the agreements noted on Schedule 2.2.1 to the Amendment and the assumption by the SPE of certain liabilities of the Company and its Subsidiaries under such agreements as specified on Schedule 2.2.1 to the Amendment (collectively, the “Required Consents”).

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2.2.2.      The Company and the Collateral Agent shall work diligently and in good faith following the Amendment Effective Date to promptly seek the Required Consents, and to finalize the organizational documentation for the SPE and the assignment documentation for the Designated Portfolios, all of which shall be in form and substance acceptable to the Collateral Agent. Upon the obtaining of the Required Consents, the Company shall, and shall cause its applicable Subsidiaries to, contribute and assign the Designated Portfolios to the SPE in a manner and pursuant to documentation acceptable to the Collateral Agent. The jurisdiction(s) of organization, organizational documentation, structure and tax characteristics, for the SPE shall be satisfactory to the Collateral Agent in all respects, provided that the SPE Operating Agreement shall provide for the Purchaser or its designee to receive the DBD Membership Interest and for the Company to receive the Company Residual. The Collateral Agent shall have the right, at its sole discretion, to elect to have all or any portion of the Designated Portfolios assigned to the SPE directly or to have any applicable Subsidiary holding such Designated Portfolios assigned to the SPE.  All Required Consents shall be in form and substance acceptable to the Collateral Agent in all respects and no modifications shall be made to the terms of any existing arrangements affecting the Patents without the consent of the Collateral Agent, until the completion of the Restructuring, after which the Company shall be free to make such modifications to the Patents that are not included in the Designated Portfolios as it chooses.  Following the execution of the Amendment, the parties shall work diligently and in good faith to satisfy the conditions precedent to the effectiveness of the Amendment, to carry out the provisions of the Amendment (including to provide the IP Monetization Manager with control of all Monetization Activities), to complete the Restructuring and, following the Restructuring, to effect and assignment of record of the Designated Portfolios.  Without limiting the foregoing, the Company shall promptly commence and diligently pursue the tasks and responsibilities which are the primary responsibilities of the Company and its Subsidiaries as set forth on Schedule 2.2.2.  The parties shall bear their own expenses associated with the completion of the Restructuring; provided, that any such expenses borne by the Collateral Agent, the Purchasers and the IP Monetization Manager shall be reflected in the calculations of the DBD Priority Amount and the Revenue Stream Amount as Cash Advances.

2.2.3.      Unless otherwise agreed by the Collateral Agent, the Required Consents shall have been secured and the Restructuring shall have been consummated, no later than ninety (90) days following the Amendment Effective Date(2).

2.2.4.      Upon completion of the Restructuring, the obligations of the Company and its Subsidiaries under the Agreement shall be deemed to have been exchanged for the DBD Membership Interest and to have been fully satisfied by the completion of the Restructuring and the receipt by the Purchaser of the DBD Membership Interest in the SPE.

(2)  The date being November 1, 2017.

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2.3.         Public Announcements; Statements.  Neither the Company nor any officer or other representative of the Company (including Doug Croxall) shall make any public filing or announcement, or public issue, or release or deliver to any person any statement of any kind concerning this Amendment or the subject matter hereof, including relating to the transactions effected by or contemplated by this Amendment, or the Restructuring or any Monetization Activities and including any proxy materials, disclosures or other distributions relating to any Required Consents (collectively, a “Release”), without the Collateral Agent having first had an opportunity to review such Release and having approved such Release in writing.  The Collateral Agent’s right to review and approve any Release shall extend, without limitation, to any Release in the form of a Form 8-K or other securities filing and, any report issued to lenders, investors or prospective investors or lenders, any press release relating to the transactions effected or contemplated by this Amendment or any Monetization Activities.  The Company shall provide the Collateral Agent with interim and final drafts of any and all proposed Releases as soon as available, and with sufficient time to permit the Collateral Agent to review any and all Releases prior to any and all deadlines for the issuance or filing of such Release imposed by this Amendment or any applicable legal requirement.  In any event, and without limiting the foregoing, the Company, shall provide the Collateral Agent with not less than the time periods specified below to review any proposed Release: (i) not less than two (2) Business Days for any draft Form 8-K, with at least one (1) additional Business Day’s prior written notice of the date and approximate time that the Company shall distribute such proposed Form 8-K to the Collateral Agent for its review; (ii) not less than ten (10) Business Days for any proposed interim or final draft proxy materials, including Form DEF 14A filings, with an at least an additional (2) Business Days’ prior written notice of the date and approximate time that the Company shall distribute such proposed proxy material to the Collateral Agent for its review; and (iii) not less than seven (7) Business Days of receipt of any draft of any other Release, with an additional one (1) Business Days’ prior written notice of the date and approximate time that the Company shall distribute such other Release to the Collateral Agent for its review.  Other than the items above, any reports issued by the Company or any officer or other representative of the Company to lenders, investors or prospective investors or lenders or any interviews or any statements delivered to any person of any kind, and any interview related to the transactions described herein or any Monetization Activities may only disclose content that had (i) previously been approved by the Collateral Agent for disclosure or (ii) had been previously made public by a method that was not in violation of this Section. Without limiting the foregoing, neither the Company nor any officer or other representative of the Company shall, without the prior written approval of the Collateral Agent, (i) make any type of public announcement or communication of any nature or description that identifies or refers to the Purchaser or the Collateral Agent or any Affiliate thereof, whether in oral, written, electronic or other form or (ii) make any written, visual or electronic communication identifying or referring to the Purchaser or the Collateral Agent or any of their Affiliates, other than such disclosures or other submissions as are legally required and solely to the limited extent so required, and provided that the Company shall provide the Collateral Agent with prior written notice of any such proposed disclosure, including the reason therefor, to the extent legally permissible.

2.4.         Tax Treatment.

2.4.1.      The Company and the Purchaser intend and agree that for federal, state and local income tax purposes, (i) the SPE will be treated as a partnership, (ii) the

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Restructuring will be treated as contribution of the Revenue Stream and Note Obligations to the SPE in exchange for the DBD Membership Interest, and (iii) that the fair market value of the DBD Membership Interest after giving effect to the Restructuring shall equal the sum of (x) the principal and accrued interest outstanding under the Note Obligations as of the date of the Restructuring and (y) the fair market value of the Revenue Stream under the Agreement prior to giving effect to the Amendment. The Company and the Purchaser covenant and agree to report consistently with the foregoing for their financial reporting and income tax reporting purposes.

2.4.2.      Consistent with the Agreement, the Company and each Investor intend that, for federal, state and local income tax purposes, the relationship between the Purchaser and the Company that is created by this Amendment with respect to the transactions effected pursuant to the Amendment, including the Restructuring and the SPE shall be treated as a continuation of the tax partnership that was created pursuant to the Agreement with respect to the Revenue Share (the “Tax Partnership”), with the Purchaser and the Company being treated as partners of such partnership, as they have been under the Agreement, but with the SPE as the entity embodying such partnership, whereas previous to the consummation of the Restructuring no such entity existed, and the Tax Partnership was a deemed partnership for federal, state and local income tax purposes.

2.4.3.      The Company and the Purchaser each hereby agree that for purposes of determining the Company’s and the Purchaser’s distributive share of income, gain, loss and deduction of the Tax Partnership:

2.4.3.1.           The Tax Partnership shall maintain capital accounts for each of the Company and the Purchaser consistent with the rules of Treasury Regulations Section 1.704-1(b); it being understood that under no circumstances shall any such rule override the economic relationship between the parties as to their respective shares of the Monetization Revenues set forth in this Amendment;

2.4.3.2.           As described in the Agreement, in connection with the original formation of the Tax Partnership, (i) the Purchaser was deemed to have purchased from the Company certain rights to exploit the Patents and to have contributed such rights to the Tax Partnership and (ii) the Company was deemed to have contributed to the Tax Partnership certain rights to exploit the Patents having a value set forth in the Agreement. The rights to exploit the Patents deemed contributed by the Purchaser and the Company to the Tax Partnership and described in this provision are collectively referred to herein as the “Patent Rights”; and

2.4.3.3.           The Tax Partnership shall allocate items of income, gain, loss and deduction to the Company and the Purchaser in a manner that causes the capital accounts of the parties to be equal to the amounts payable pursuant to this Amendment if the Tax Partnership sold the Patent Rights

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and any other non-cash assets for an amount equal to the book value of the Patent Rights and any other non-cash assets (as determined pursuant to Treasury Regulations Section 1.704-1(b)) and distributed the proceeds and any other cash pursuant to this Amendment.

2.4.4.      The Company and the Purchaser shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with any treatment described herein.  DBD, or its designee, shall be the tax matters partner of the Tax Partnership pursuant to Section 6231(a)(7) of the Code and the “partnership representative” for purposes of the Partnership Tax Audit Rules (in each of such capacities, the “Tax Matters Partner”). To the extent possible, the Tax Matters Partner will cause the Tax Partnership to elect out of, and not be subject to, the Partnership Tax Audit Rules. To the extent that the Partnership Tax Audit Rules nevertheless apply to the Tax Partnership, the Tax Matters Partner shall be permitted to take any and all actions under the Partnership Tax Audit Rules, including making the election under Section 6226 of the Code in connection with any audit. If the Tax Partnership is subject to any Entity Taxes, the Tax Matters Partner shall allocate such Entity Taxes among the partners of the Tax Partnership in a manner it determines to be fair and equitable and by reducing amounts otherwise distributable to such partners, and any Entity Taxes so allocated shall treated as having been distributed to the applicable partners. To the extent that a portion of the Entity Taxes for a prior year relates to a former partner of the Tax Partnership, the Tax Matter Partner may require such former partner to indemnify the Tax Partnership for its allocable portion of such taxes.  Each partner of the Tax Partnership acknowledges that, notwithstanding the transfer or other disposition of all or any portion of its interest in the Tax Partnership, pursuant to this Section 2.4.4, it may remain liable for tax liabilities with respect to its allocable share of income and gain of the Tax Partnership for the Tax Partnership’s taxable years (or portions thereof) prior to such transfer or other disposition, as applicable, under the Partnership Tax Audit Rules.

2.4.5.      The Company and the Purchaser will cooperate to provide each other with any information reasonably requested by any of them in connection with the preparation or filing of any return, declaration, report, election, information return or other statement or form filed or required to be filed with any governmental authority relating to taxes (a “Tax Return”) for any of them or for or relating to the Tax Partnership.  The Company shall be responsible for preparing and filing any Tax Return for or relating to the Tax Partnership, and the out-of-pocket costs incurred in connection with the preparation and filing of any Tax Return for or relating to the Tax Partnership shall be treated as an expense of the Tax Partnership.

2.4.6.      For the avoidance of doubt, no fiduciary relationship is intended to be created by this Amendment between the Company and the Purchaser.

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3.                                      REPRESENTATIONS AND WARRANTIES.

In order to induce the Purchaser to enter into this Amendment, the Company hereby represents and warrants to the Purchaser as of the Amendment Effective Date and as of the Restructuring Effective Date that:

3.1.         Organization and Business.  The Company is (a) a duly organized and validly existing corporation, (b) in good standing under the laws of the jurisdiction of its incorporation, and (c) has the power and authority, corporate or otherwise, necessary (i) to enter into and perform this Amendment and the Documents to which it is a party, and (ii) to carry on the business now conducted or proposed to be conducted by it.

3.2.         Qualification.  The Company and each of its Subsidiaries is duly and legally qualified to do business as a foreign corporation or limited liability company and is in good standing in each state or jurisdiction in which such qualification is required and is duly authorized, qualified and licensed under all laws, regulations, ordinances or orders of public authorities, or otherwise, to carry on its business in the places and in the manner in which it is conducted.

3.3.         Operations in Conformity with Law, etc.  The operations of the Company and each of its Subsidiaries as now conducted or proposed to be conducted are not in violation in any material respect of, nor is the Company or any of its Subsidiaries in default in any material respect under, any Legal Requirement.

3.4.         Authorization and Non-Contravention.  The Company and each of its Subsidiaries has taken all corporate, limited liability or other action required to execute, deliver and perform this Amendment and each other Document.  All necessary consents, approvals and authorizations of any governmental or administrative agency or any other Person of any of the transactions contemplated hereby shall have been obtained and shall be in full force and effect.  This Amendment and each other Document does not (i) contravene the terms of any of the Company’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation of the Company or its applicable Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or any such Subsidiary is subject or (iii) violate any Legal Requirement.

3.5.         Intellectual Property.  The representations and warranties set forth in Section 4.5 of the Agreement are true and correct.  Without limiting the foregoing, Owner is the entire, valid, sole and exclusive owner of all rights, title and interest in and to all of the Patents, including the right to sue for past, present and future infringement of the Patents, with good and marketable title thereto, and with the full and absolute right to freely assign, sell or exclusively license any of the Patents, subject only to the obligation of the Company to make the Third Party Payments reflected in full on Schedule I(d) to the Amendment (which, with respect to the Designated Portfolio, are reflected on Schedule I(c) to the Amendment).

3.6.         Required Consents. The Company has, as of the date hereof and as of the Restructuring Effective Date, the full right to assign and grant licenses with respect to the

13

Patents, and to assign such rights to the Collateral Agent and to the SPE, free of all liens, claims or encumbrances, and without triggering any payment obligations subject only to the consents set forth on Schedule 2.2.1 to the Amendment, all of which have been obtained other than the consents that are specified as “Required Consents” on Schedule 2.2.1 to the Amendment.  No payments to any third parties will be triggered by any Disposition of the Patents by the Company (including the contribution of the Designated Portfolios to the SPE), or with respect to the Designated Portfolio, by any Disposition of Patents by the SPE (other than on account of agreements entered into by the SPE) other than, with respect to the Designated Portfolios the payments that are described on Schedule I(c) to the Amendment and, with respect to any other Patents, payments required under the Patent Agreements which are listed on Schedule I(d) to the Amendment, true, correct and complete copies of which have been provided to the Collateral Agent, all of such payments, for the avoidance of doubt, are due following or are triggered by revenues received following the date hereof.

3.7.         No Default.  There is no Default or Event of Default under the Agreement as of the date hereof, and as of the Restructuring Effective Date.

4.                                      EFFECTIVENESS.

4.1.         This Amendment shall become effective (the date of such effectiveness, the “Amendment Effective Date”) upon the satisfaction of each of the conditions set forth in this Section 4.1 to the satisfaction of the Collateral Agent (provided that the Collateral Agent may waive any such condition in its sole discretion):

4.1.1.      The receipt by the Collateral Agent of the following: (i) fully executed copies of this Amendment, executed by the Company and each Subsidiary Guarantor, (ii) amendments to the Security Agreement and any other Collateral Documents in form and substance satisfactory to the Collateral Agent, (iii) updated schedules to each of the Collateral Documents and to the Agreement in form and substance satisfactory to the Collateral Agent reflecting any changes thereto, (iv) an officer’s certificate from an Authorized Officer of the Company certifying that the representations and warranties of the Company contained in this Amendment are true and correct as of the date hereof in all material respects and that the conditions set forth in this Section 4.1 have been fully satisfied, (v) a grant by the Company to the Collateral Agent of a power-of-attorney to take all steps in the Company’s name in furtherance of the management of the Designated Portfolio and Monetization Activities in form and substance acceptable to the Collateral Agent, and (vi) such other documents and deliverables to the extent required by the Collateral Agent.

4.1.2.      The execution, delivery, and performance by the Company of this Amendment and each of the Collateral Documents, as applicable, having been duly authorized by all necessary corporate or other organizational action on the part of the Company and not (i) violating any material provision of federal, state, or local law or regulation applicable to the Company, or the Organization Documents of the Company, or any order, judgment, or decree of any court or

14

other Governmental Authority binding on any such entity, (ii) conflicting with, resulting in a breach of, or constituting (with due notice or lapse of time or both) a default under any material agreement of the Company, (iii) resulting in or requiring the creation or imposition of any Lien of any nature whatsoever upon any assets of the Company, or (iv) requiring any approval of any holder of Capital Stock of the Company or any approval or consent of any Person or trigger any payment obligation under any material agreement (including any agreement referenced on Schedule 1(b) of the Agreement), except for the Required Consents being required to effect the Restructuring.

4.1.3.      The Collateral Agent shall have received an opinion of counsel to the Company in form and substance satisfactory to it as to the due authorization, execution, delivery and enforceability of the Amendment and the amendments to the Collateral Documents and as to other customary matters.

4.2.         The Restructuring shall become effective (the date of such effectiveness, the “Restructuring Effective Date”) subject to, and upon the satisfaction of each of the conditions set forth in this Section 4.2 to the satisfaction of the Collateral Agent, time being of the essence in each applicable such conditions; provided, that the Collateral Agent may waive or extend the time to perform any such condition in its sole discretion:

4.2.1.      The Company shall have submitted to the SEC a draft of its proxy seeking shareholder approval for the Restructuring and ratification of this Amendment, which shall be in form and substance satisfactory to the Collateral Agent, within thirty (30) days of the Amendment Effective Date(3).

4.2.2.      The Company shall have obtained shareholder approval for the Restructuring and ratification of this Amendment, which shall be in form and substance satisfactory to the Collateral Agent, and all of the Required Consents within ninety (90) days of the Amendment Effective Date(4).

4.2.3.      The Restructuring (including the contribution of the Patents to the SPE) shall have been consummated on or before November 1, 2017.

4.2.4.      The Collateral Agent shall have received satisfactory evidence of the execution of a consent to the Restructuring by the holder of the Weintraub Note, and an extension or restructuring of such instrument satisfactory to the Collateral Agent.

4.2.5.      The representations and warranties set forth in Section 3 hereof shall be true and correct as of the Restructuring Effective Date.

(3)  The date being September 2, 2017, if a Business Day.  If September 2, 2017 is not a Business Day, then the next Business Day that immediately follows.

(4)  The date being November 1, 2017.

15

4.2.6.      The Collateral Agent shall have received evidence satisfactory to it that the Magnus IP GmbH litigation in Germany is being resolved in accordance with the instructions provided to the Company by the Collateral Agent.

4.2.7.      The Collateral Agent shall have received an officer’s certificate from an Authorized Officer of the Company certifying that the representations and warranties of the Company contained in this Amendment are true and correct as of the date of the Restructuring in all material respects and that the conditions set forth in this Section 4.2 have been fully satisfied.

4.2.8.      The Collateral Agent shall have received an opinion of counsel to the Company and its Subsidiaries in form and substance satisfactory to it as to customary matters, including the validity and sufficiency of the Required Consents and the effectiveness of the Restructuring.

4.2.9.      No Default or Event of Default shall have occurred.

4.2.10.    At the election of the Company, with prior written notice to the Collateral Agent, either (i) all accrued and unpaid interest on the Notes due under Section 2.4 of the Agreement shall be paid on or before the Restructuring Effective date; or (ii) such accrued and unpaid interest shall be included in the calculation of Cash Advance.

4.2.11.    (i) A copy of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or other constitutive document, including all amendments thereto, of the Company and its subsidiaries, certified as of a recent date by the Secretary of State of the state of its organization and a certificate as to the good standing of the Company and its subsidiaries as of a recent date, from such Secretary of State (or, in each case, a comparable governmental official, if available); (ii) a certificate of the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the by-laws and any limited liability company agreement of the Company as in effect on the date thereof and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or managers of the Company authorizing the execution, delivery and performance of the Documents, and that such resolutions and consents have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of the Company or the applicable subsidiary have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other Document on behalf of the Company; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

16

5.                                      MISCELLANEOUS.

5.1.         Effectiveness of Amendment. Except as specifically amended or waived above, the Agreement and the Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed.  The execution, delivery and effectiveness of this Amendment and the Collateral Documents, as applicable, shall not operate as a waiver of any right, power or remedy of the Collateral Agent or any Investor under the Agreement or any Document, nor constitute a waiver of any provision of the Agreement or any Document, except solely in the event that the Amendment Effective Date or the Restructuring Effective Date, as applicable, occurs and then to the extent as specifically provided by this Amendment.  If there is a discrepancy between the terms of the Agreement and this Amendment, the terms of this Amendment shall govern.  Notwithstanding the Restructuring, the rights and obligations of the parties under the Agreement and the other Documents shall survive in full force and effect, except to the extent modified by this Amendment.  Without limiting the foregoing, the Company’s obligations to pay expenses of the Purchaser and to indemnify the Purchaser under Sections 9.1 and 9.2, respectively, of the Agreement shall survive and be fully preserved, and the security interests granted under the Collateral Documents shall continue in full force and effect and shall secure the Notes and the Revenue Stream until the Restructuring Effective Date occurs, except that each party shall bear its own expenses incurred in connection with the completion of the transactions contemplated by the Amendment. Any breach of this Amendment shall constitute an Event of Default and give rise to all of the rights and remedies of the Collateral Agent and the Purchaser that are provided under this Amendment, the Agreement and the Collateral Documents.

5.2.         Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto on separate counterpart signature pages, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.  Section headings used in this Amendment are for reference only and shall not affect the construction of this Amendment.

5.3.         Venue. The provisions of Section 9.7 of the Agreement are hereby incorporated into this Amendment by reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

5.4.         Interpretation; Governing Law, etc. The provisions of Section 9.9 of the Agreement are hereby incorporated into this Amendment by reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.

(The remainder of this page has been intentionally left blank.)

17

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.

Purchaser:

DBD Credit Funding LLC

/s/ Marc K. Furstein
By:	Marc K. Furstein
Title:	Chief Operating Officer

Collateral Agent:

DBD Credit Funding LLC

/s/ Marc K. Furstein
By: Marc K. Furstein
Title: Chief Operating Officer

Company:

MARATHON PATENT GROUP, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

MOTHEYE TECHNOLOGIES, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SAMPO IP, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

RELAY IP, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

CYBERFONE SYSTEMS, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

VANTAGE POINT TECHNOLOGY, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

CRFD RESEARCH, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

E2E PROCESSING, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

LOOPBACK TECHNOLOGIES, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

LOOPBACK TECHNOLOGIES II, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SIGNAL IP, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

HYBRID SEQUENCE IP, INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SYNCHRONICITY IP LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SOEMS ACQUISITION CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

IP LIQUIDITY VENTURES ACQUISITION LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

IP LIQUIDITY VENTURES, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SARIF BIOMEDICAL ACQUISITION LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SARIF BIOMEDICAL LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SELENE COMMUNICATION TECHNOLOGIES ACQUISITION LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

SELENE COMMUNICATION TECHNOLOGIES, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

DA ACQUISITION LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

DYNAMIC ADVANCES, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

CLOUDING CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

TRAVERSE TECHNOLOGIES CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

TLI ACQUISITION CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

TLI COMMUNICATIONS LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

MEDTECH GROUP ACQUISITION CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

ORTHOPHOENIX, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

TLIF, LLC

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

3D NANOCOLOR CORP.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

BISMARCK IP INC.

/s/ Doug Croxall
Authorized Signature

Doug Croxall, Authorized Signatory
Print Name and Title

MAGNUS IP GMBH

/s/ Francis Knuettel II
Authorized Signature

Francis Knuettel II, Director
Print Name and Title

MUNITECH IP S.À.R.L.

/s/ Marc Molitor
Authorized Signature

Marc Molitor, Sole Manager
Print Name and Title

VERMILION PARTICIPATIONS

/s/ Marc Molitor
Authorized Signature

Marc Molitor, Sole Manager
Print Name and Title

MARATHON VENTURES S.À.R.L.

/s/ Marc Molitor
Authorized Signature

Marc Molitor, Sole Manager
Print Name and Title

NYANZA PROPERTIES

/s/ Marc Molitor
Authorized Signature

Marc Molitor, Sole Manager
Print Name and Title

MARATHON IP GMBH

/s/ Francis Knuettel II
Authorized Signature

Francis Knuettel II, Director
Print Name and Title

MEDTECH DEVELOPMENT DEUTSCHLAND GMBH

/s/ Francis Knuettel II
Authorized Signature

Francis Knuettel II, Director
Print Name and Title

SYNCHRONICITY IP GMBH

/s/ Francis Knuettel II
Authorized Signature

Francis Knuettel II, Director
Print Name and Title

TLI COMMUNICATIONS GMBH

/s/ Francis Knuettel II
Authorized Signature

Francis Knuettel II, Director
Print Name and Title

SCHEDULE I(c)

Designated Portfolios and Related Third Party Payments

Pursuant to the agreements and sections identified below, the Company is required to make payments upon the receipt of certain Monetization Revenue:

1)             The following sections of the Amended and Restated Exclusive License Agreement by and between Rensselaer Polytechnic Institute (“RPI”) and Dynamic Advances, LLC provide for contingent payments to be paid to RPI upon the occurrence of certain events.

(i)                                     Section 4.1 and Exhibit B

(ii)                                  Section 14.3

2)             The  following sections of the Patent Purchase Agreement by and between CPT IP Holdings, LLC (“CPT”) and Traverse Technologies Corp. for solely-owned patents provide for contingent payments to be paid upon the occurrence of certain events:

(i)                                     Section 3.4.2

(ii)                                  Section 3.8

3)             The  following sections of the Patent Purchase Agreement by and between CPT IP Holdings, LLC (“CPT”) and Traverse Technologies Corp. for co-owned patents provide for contingent payments to be paid to CPT upon the occurrence of certain events:

(iii)                               Section 3.3

(iv)                              Section 3.7

4)             The following sections of the Patent Purchase Agreement by and between Siemens Switzerland Ltd. (collectively the “Sellers”) and Marathon IP GmbH provide for contingent payments to be paid upon the occurrence of certain events:

(i)                                     Section 3.4.2

(ii)                                  Section 3.4.3

(i)                                     Section 3.7

Subsidiary	Country	Patent #	APLN #	Issued Date	Expiry Date	Status
Dynamic	US	5327893	07/962,777	07/12/94	10/19/12	Issued-Dead
Dynamic	US	5637185	08/413,487	06/10/97	03/30/15	Issued-Dead
Dynamic	US	7177798	09/861,860	02/13/07	11/06/21	Issued-Live
Dynamic	US	7306337	10/787,359	11/11/07	07/09/25	Issued-Live
Magnus IP	US		60/352,452			App-Dead
Magnus IP	US	8131399	10/353,142	3/6/12	07/15/26	Issued-Live
Magnus IP	US	8538589	13/366,095	9/17/13	01/28/22	Issued-Live
Magnus IP	US		10/353,110		01/28/22	App-Dead
Magnus IP	US		10/672,527		01/28/22	App-Dead
Magnus IP	US	7860495	10/915,034	12/28/10	10/28/29	Issued-Live

Magnus IP	US		12/629,548		08/09/24	App-Dead
Magnus IP	US	8200273	12/953,244	6/12/12	08/09/24	Issued-Live
Magnus IP	US	7139239	10/958,770	11/21/06	10/05/24	Issued-Live
Magnus IP	US	7437596	11/538,654	10/14/08	10/05/24	Issued-Live
Magnus IP	US	7664573	10/952,705	2/16/10	07/24/25	Issued-Live
Magnus IP	US	7746887	11/402,743	6/29/10	04/28/29	Issued-Live
Magnus IP	US		60/823,788			App-Dead
Magnus IP	US	9030315	11/846,218	5/12/15	12/09/31	Issued-Live
Magnus IP	US		60/823,909			App-Dead
Magnus IP	US		60/823,912			App-Dead
Magnus IP	US	8264371	11/969,111	9/11/12	06/11/31	Issued-Live
Magnus IP	US		12/124,452			App-Dead
Magnus IP	US		61/037,739			App-Dead
Magnus IP	US	8224282	12/406,799	7/17/12	10/15/29	Issued-Live
Magnus IP	US	8350691	12/269,136	1/8/13	02/01/25	Issued-Live
Magnus IP	US	7363036	10/824,800	4/22/08	06/20/23	Issued-Live
Magnus IP	AUSTRIA	AT521160	5109169.2	08/17/11	10/05/24	Issued-Dead
Magnus IP	AUSTRIA	AT530961	3735054.3	10/26/11	01/28/22	Issued-Dead
Magnus IP	AUSTRIA	AT615998	5108954.8	06/05/13	09/29/24	Issued-Dead
Magnus IP	AUSTRIA	AT334459	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	BELGIUM	BE1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	BRASIL	PI0710612	PI0710612-2		08/16/31	App-Live
Magnus IP	BRASIL		PI0821881-1			App-Live
Magnus IP	CANADA	2647652	2647652	11/20/12	04/12/26	Issued-Dead
Magnus IP	CANADA	2662014	2662014	07/08/14	08/29/26	Issued-Dead
Magnus IP	CANADA	2711225	2711225	01/21/14	01/03/28	Issued-Live
Magnus IP	CANADA	2836941	2836941	05/17/16	08/29/26	Issued-Dead
Magnus IP	SWITZERLAND	CH1470456	3707570.2	12/30/09	01/28/22	Issued-Dead
Magnus IP	SWITZERLAND	CH1470457	3735054.3	10/26/11	01/28/22	Issued-Dead
Magnus IP	SWITZERLAND	CH1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	SWITZERLAND	CH1643324	5108954.8	06/05/13	09/29/24	Issued-Dead
Magnus IP	SWITZERLAND	CH1646185	5109169.2	08/17/11	10/05/04	Issued-Dead

Magnus IP	SWITZERLAND	CH2225854	8869509.3	02/12/14	12/15/28	Issued-Dead
Magnus IP	SWITZERLAND	CH1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	CHINA		200780032280.2		08/29/26	App-Dead
Magnus IP	CHINA	CN101422019	200780012887.4	09/10/14	04/12/26	Issued-Live
Magnus IP	CHINA	CN101971568	200880123790.5	10/30/13	01/03/28	Issued-Live
Magnus IP	CHINA		201410392441.0		04/12/26	App-Live
Magnus IP	GERMANY		10317962.3		04/17/23	App-Dead
Magnus IP	GERMANY	DE602005029532.1	5109169.2	08/17/11	10/05/25	Issued-Live
Magnus IP	GERMANY	DE602005039869.4	5108954.8	06/05/13	09/29/25	Issued-Live
Magnus IP	GERMANY	DE602005042990.5	5012617.6	03/19/14	06/13/25	Issued-Dead
Magnus IP	GERMANY	DE602008030307.1	8869509.3	02/12/14	12/16/28	Issued-Live
Magnus IP	GERMANY	DE60330750.7	3707570.2	12/30/09	01/28/23	Issued-Live
Magnus IP	GERMANY	DE60338908.2	3735054.3	10/26/11	01/28/23	Issued-Live
Magnus IP	GERMANY	DE502004001017.2	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	GERMANY		112007001804.6		08/29/26	App-Live
Magnus IP	GERMANY	DE2642696	13172203.5	05/24/17	06/13/25	Issued-Live
Magnus IP	EPO	EP1470456	3707570.2	12/30/09	01/27/23	Issued-Live
Magnus IP	EPO	EP1470457	3735054.3	10/26/11	01/27/23	Issued-Live
Magnus IP	EPO	EP1494191	4100499.5	07/26/06	02/09/24	Issued-Dead
Magnus IP	EPO	EP1626532	5012617.6	03/19/14	06/12/25	Issued-Dead
Magnus IP	EPO	EP1643324	5108954.8	06/05/13	09/27/25	Issued-Live
Magnus IP	EPO	EP1646185	5109169.2	08/17/11	10/03/25	Issued-Live
Magnus IP	EPO	EP2225854	8869509.3	02/12/14	12/15/28	Issued-Live
Magnus IP	EPO		07101252.0		10/05/24	App-Live
Magnus IP	EPO		7774303.7		04/12/26	App-Live
Magnus IP	EPO	EP2642696	13172203.5	05/24/17	08/09/24	Issued-Live
Magnus IP	EPO		13172204.3		08/09/24	App-Live
Magnus IP	SPAIN	ES2270271	4100499.5	07/26/06	04/17/23	Issued-Live
Magnus IP	FINLAND	FI1470456	3707570.2	12/30/09	01/28/22	Issued-Live
Magnus IP	FRANCE	FR2642696	13172203.5	05/24/17	06/13/25	Issued-Live
Magnus IP	FRANCE	FR1470456	3707570.2	12/30/09	01/27/23	Issued-Live
Magnus IP	FRANCE	FR1470457	3735054.3	10/26/11	01/27/23	Issued-Live

Magnus IP	FRANCE	FR1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	FRANCE	FR1643324	5108954.8	06/05/13	09/27/25	Issued-Live
Magnus IP	FRANCE	FR1646185	5109169.2	08/17/11	10/03/25	Issued-Live
Magnus IP	FRANCE	FR2225854	8869509.3	02/12/14	12/15/28	Issued-Live
Magnus IP	FRANCE	FR1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	UNITED KINGDOM	GB1470456	3707570.2	12/30/09	01/27/23	Issued-Live
Magnus IP	UNITED KINGDOM	GB1470457	3735054.3	10/26/11	01/27/23	Issued-Live
Magnus IP	UNITED KINGDOM	GB1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	UNITED KINGDOM	GB1643324	5108954.8	06/05/13	09/29/24	Issued-Dead
Magnus IP	UNITED KINGDOM	GB1646185	5109169.2	08/17/11	10/05/24	Issued-Dead
Magnus IP	UNITED KINGDOM	GB2225854	8869509.3	02/12/14	12/15/28	Issued-Live
Magnus IP	UNITED KINGDOM	GB1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	GREECE	GR1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	IRELAND	IE1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	ITALY	IT2642696	13172203.5	05/24/17	06/13/25	Issued-Live
Magnus IP	ITALY	IT1470457	3735054.3	10/26/11	01/27/23	Issued-Live
Magnus IP	ITALY	IT1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	ITALY	IT1643324	5108954.8	06/05/13	09/27/25	Issued-Live
Magnus IP	ITALY	IT1646185	5109169.2	08/17/11	10/03/25	Issued-Live
Magnus IP	ITALY	IT2225854	8869509.3	02/12/14	12/15/28	Issued-Live
Magnus IP	ITALY	IT1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	SOUTH KOREA	100989017	1020087024880	10/20/10	04/12/26	Issued-Live
Magnus IP	SOUTH KOREA	101272384	1020107014107	06/07/13	03/30/27	Issued-Live
Magnus IP	SOUTH KOREA	KR101202914B1	1020107014718	11/20/12	12/16/28	Issued-Live
Magnus IP	MEXICO	MX313282	MX/a/2010/007211	09/12/13	01/03/28	Issued-Live
Magnus IP	MEXICO	MX322526	MX/a/2013/010239	08/01/14	01/03/28	Issued-Live
Magnus IP	NETHERLANDS	NL1470456	3707570.2	12/30/09	01/28/22	Issued-Dead
Magnus IP	NETHERLANDS	NL1470457	3735054.3	10/26/11	01/28/22	Issued-Dead
Magnus IP	NETHERLANDS	NL1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	NETHERLANDS	NL1643324	5108954.8	06/05/13	09/27/25	Issued-Live

Magnus IP	NETHERLANDS	NL1646185	5109169.2	08/17/11	10/03/25	Issued-Live
Magnus IP	NETHERLANDS	NL1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	WO/PCT		PCT/US2003/002556		01/28/22	App-Dead
Magnus IP	WO/PCT		PCT/US2003/002559		01/28/22	App-Dead
Magnus IP	WO/PCT		PCT/US2007/007984		04/12/26	App-Dead
Magnus IP	WO/PCT		PCT/US2007/077107		08/29/26	App-Dead
Magnus IP	WO/PCT		PCT/US2008/013746		01/03/28	App-Dead
Magnus IP	SWEDEN	SE1470456	3707570.2	12/30/09	01/28/22	Issued-Live
Magnus IP	SWEDEN	SE1470457	3735054.3	10/26/11	01/28/22	Issued-Live
Magnus IP	SWEDEN	SE1626532	5012617.6	03/19/14	06/12/25	Issued-Live
Magnus IP	SWEDEN	SE1643324	5108954.8	06/05/13	09/29/24	Issued-Dead
Magnus IP	SWEDEN	SE1646185	5109169.2	08/17/11	10/05/24	Issued-Dead
Magnus IP	SWEDEN	SE2225854	8869509.3	02/12/14	12/15/28	Issued-Live
Magnus IP	SWEDEN	SE1494191	4100499.5	07/26/06	04/17/23	Issued-Dead
Magnus IP	IRELAND	1470456	3707570.2	12/30/09		Issued-Dead
Traverse	US	8658310	13/670,208	02/25/14	02/25/28	Issued-Live
Traverse	US	8420258	12/392,525	04/16/13	05/23/30	Issued-Live
Traverse	US	8481214	12/904,113	07/09/13	01/25/29	Issued-Live
Traverse	US	8652683	13/670,235	02/18/14	02/25/28	Issued-Live
Traverse	US	9349544	13/779,409	05/24/16	09/23/29	Issued-Live
Traverse	US	9362549	13/935,334	06/07/16	07/28/32	Issued-Live
Traverse	US		13/779,571			App-Live
Traverse	US		13/779,522			App-Live
Traverse	US		13/779,472			App-Live
Traverse	US	9412998	13/725,969	08/09/16	07/08/30	Issued-Live
Traverse	US		13/868,957			App-Live
Traverse	US	9705136	14/176,137	07/11/17	5/7/29	Issued-Live
Traverse	US		14/262,497			App-Live
Traverse	US		14/262,514			App-Live
Traverse	US	9431181	14/262,528	08/30/16	09/13/29	Issued-Live
Traverse	US		14/625,372			App-Live
Traverse	US		15/096,094			App-Live

Traverse	US		61/067,018			App-Dead
Traverse	US		61/130,679			App-Dead
Traverse	US		61/254,090			App-Dead
Traverse	US		61/578,545			App-Dead
Traverse	US		61/603,833			App-Dead
Traverse	US		61/615,179			App-Dead
Traverse	US		61/667,876			App-Dead
Traverse	US		61/677,317			App-Dead
Traverse	US		61/752,437			App-Dead
Traverse	US		61/806,819			App-Dead
Traverse	US		61/868,002			App-Dead
Traverse	US		61/887,447			App-Dead
Traverse	US		61/904,417			App-Dead
Traverse	US		61/910,955			App-Dead
Traverse	US		61/941,205			App-Dead
Traverse	US		61/978,161			App-Dead
Traverse	US		62/077,221			App-Dead
Traverse	CHINA	CN101953014	200980106188.5	11/05/14	02/25/29	Issued-Live
Traverse	CHINA	CN102044659	201010519800.6	07/20/16	10/22/29	Issued-Live
Traverse	CHINA		201410525768.0			App-Live
Traverse	CHINA	CN104145355	201280070082.6	09/28/16	12/21/31	Issued-Live
Traverse	CHINA	104247089	201380020549.0	11/30/16	02/27/22	Issued-Live
Traverse	CHINA		201380035121.3			App-Live
Traverse	CHINA		201610681078.3			App-Live
Traverse	GERMANY	1.12009E+11	112009000443.1	01/20/17	02/25/29	Issued-Live
Traverse	EPO		13755702.1			App-Live
Traverse	UNITED KINGDOM		GB1411191.8			App-Live
Traverse	UNITED KINGDOM		GB1500515.0			App-Live
Traverse	HONG KONG		15102781.2			App-Live
Traverse	JAPAN	5765942	2010-547867	06/26/15	02/25/29	Issued-Live
Traverse	JAPAN		2010-236771			App-Dead
Traverse	JAPAN	6082862	2014-209155	02/03/17	02/25/29	Issued-Live
Traverse	JAPAN		2015-075220			App-Dead
Traverse	JAPAN		2015-520694			App-Live
Traverse	SOUTH KOREA	101513384	1020137020275	04/17/15	02/25/29	Issued-Live
Traverse	SOUTH KOREA	101307623	1020107018725	09/12/13	02/25/29	Issued-Live
Traverse	SOUTH KOREA	101503659	1020147025921	03/17/15	02/25/29	Issued-Live

Traverse	SOUTH KOREA		1020100103245			App-Live
Traverse	SOUTH KOREA		1020147019213			App-Live
Traverse	SOUTH KOREA		1020147027205			App-Live
Traverse	SOUTH KOREA		1020157002572			App-Live
Traverse	SINGAPORE	11201405271X	11201405271X	02/08/17	02/27/33	Issued-Live
Traverse	WO/PCT		PCT/US2009/035195			App-Dead
Traverse	WO/PCT		PCT/US2012/071529			App-Dead
Traverse	WO/PCT		PCT/US2013/028108			App-Dead
Traverse	WO/PCT		PCT/US2013/049382			App-Dead
Traverse	WO/PCT		PCT/US2014/011556			App-Dead

SCHEDULE I(d)

Patent Agreements

•                  Patent Purchase Agreement by and between Siemens Enterprise Communications Gmbh & Co. KG and CyberFone Systems, LLC dated May 6, 2013

•                  Patent Purchase Agreement by and among Clouding IP, LLC, Clouding Corp. and the Company dated August 29, 2014

•                  Patent Purchase Agreement by and between TeleCommunication Systems, Inc. and CRFD Research, Inc. dated September 27, 2013

•                  License Agreement by and between TeleCommunication Systems, Inc. and CRFD Research, Inc. dated September 27, 2013

•                  Merger Agreement by and among Cyberfone Systems, LLC, TechDev Holdings, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education and Cyberfone Acquisition Corporation dated April 22, 2013

•                  Agreement by and among TechDev Holdings, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education, DA Acquisition LLC and the Company dated May 2, 2014

•                  Patent Purchase Agreement by and between TT IP, LLC and the Company dated October 15, 2013

•                  Patent Purchase Agreement by and between Avaya Inc. and Cyberfone Systems, LLC dated June 28, 2012

•                  Agreement by and between Granicus IP, LLC, The Spangenberg Family Foundation for the Benefit of Children’s Healthcare and Education, IP Liquidity Ventures Acquisition LLC and the Company dated May 2, 2014

•                  Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated October 31, 2013

•                  Amendment to the Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated December 16, 2013

•                  Interest Sale Agreement by and among MedTech Development, LLC, Medtech Group Acquisition Corp. and the Company dated October 13, 2014

•                  Patent Sale and Purchase Agreement by and between MOSAID Technologies Inc. and Relay IP, Inc. dated April 11, 2013

•                  Asset Purchase Agreement by and between GroupServe IP Trust, LLC and LVL Patent Group, LLC dated June 10, 2012

•                  Agreement by and between TechDev Holdings, LLC, Sarif Biomedical Acquisition LLC and the Company dated May 2, 2014

•                  Interest Sale Agreement by and among HeliosIP, LLC and Selene Communication Technologies Acquisition LLC and the Company dated June 16, 2014

•                  Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated October 31, 2013

•                  Amendment to the Patent Purchase Agreement by and between Delphi Technologies, Inc. and Loopback Technologies, Inc. dated December 16, 2013

•                  Interest Purchase Agreement by and among Robert A. Whitman, Mark S. Raskin, Eric Berger, Arnold Olefson, Eugene Yuan, Todd Ihrman, Thomas Tedino, James Parker, Dr. Heinz Mattes,

and Jason LaBerteaux, TLI Communications LLC, TLI Acquisition Corp. and the Company dated September 19, 2014

•                  Patent Purchase Agreement by and between Intergraph Corporation and Vantage Point Technology, Inc. dated September 25, 2013

•                  Patent Purchase Agreement by and between Cirrex Systems, LLC and Motheye Technologies, LLC dated September 13, 2016

•                  Patent Purchase Agreement by and between Dan Schlager and Synchronicity IP GmbH dated October 16, 2015

•                  Patent Purchase Agreement by and between CPT IP Holdings, LLC and Traverse Technologies Corp., effective August 3, 2016 (containing, but not limited to, patent US 9,362,549).

•                  Patent Purchase Agreement by and between CPT IP Holdings, LLC and Traverse Technologies Corp., effective August 3, 2016 (containing, but not limited to, patent US 8,658,310).

•                  Patent Purchase Agreement by and between Siemens Aktiengesellschaft and Munitech IP S.a.r.l dated June 27, 2016

•                  Patent Purchase Agreement by and between Siemens Switzerland Ltd. and SCUR-Alpha 990 GmbH  dated July 5, 2016

•                  Patent Funding and Exclusive License Agreements by and between General Electric Company and PG Technologies S.a.r.l. dated August 15, 2016

•                  Amended and Restated Exclusive License Agreement by and between Rensselaer Polytechnic Institute and Dynamic Advances, LLC dated October 18, 2016

SCHEDULE 2.2.1

Required Consents

1.              The Dynamic Advances Portfolio

a.              Consent related to the Amended and Restated Exclusive License Agreement, dated October 18, 2016 by and between RPI and Dynamic Advances LLC.

b.              Consent related to the Settlement and License Agreement, dated April 18, 2016, between Apple, Dynamic Advances, LLC, and Marathon Patent Group.

2.              The Magnus Portfolio

a.              Consent related to the Patent Purchase Agreement between Siemens and SCUR-Alpha 990 GmbH (which became Marathon IP GmbH), effective July 5, 2016.

3.              The Traverse Portfolio

a.              Consent related to the Patent Purchase Agreement by and between CPT IP Holdings, LLC and Traverse Technologies Corp., effective August 3, 2016 (containing, but not limited to, patent US 9,362,549).

b.              Consent related to the Patent Purchase Agreement by and between CPT IP Holdings, LLC and Traverse Technologies Corp., effective August 3, 2016 (containing, but not limited to, patent US 8,658,310).

SCHEDULE 2.2.2

Company Primary Tasks and Responsibilities

•                  Draft Disclosure Schedules to Restructuring Agreement (subject to review by Collateral Agent and its attorneys).

•                  Update UCC searches for lien, judgment, and litigation (subject to review by Collateral Agent and its attorneys).

•                  Prepare any necessary documentation to effect approval of the Amendment by governing boards of the Company and its subsidiaries (subject to review by Collateral Agent and its attorneys), and to reflect such approval.

•                  Provide all necessary certificates for the Restructuring (e.g., pertaining to consents, accuracy of representations and warranties, no defaults, satisfaction of closing conditions, certification of organizational documents, incumbency certificates, etc.)

•                  Draft and execute any required legal opinions in customary scope and form (subject to review by Collateral Agent and its attorneys).

•                  Draft and file any necessary public filings and disclosures related to the signing of the Amendment (e.g., Form 8-K, press release) (subject to approval by Collateral Agent).

•                  Prepare necessary consents and joinder agreements (subject to review by Collateral Agent and its attorneys).

•                  Provide access to Company advisors, information and documentation as requested by the Collateral Agent in connection with the analysis by the Collateral Agent of structure of SPE, including tax-structuring, impact of assignments of Designated Portfolios (or entities owning the same), and legal constraints (e.g., foreign law) to determine optimal structure and mechanics.

•                  Coordinate and manage execution of all necessary consents and joinder agreements.

•                  Wind down of litigation as contemplated by Section 4.2.6, including payment of any related professional fees and expenses.

•                  Prepare necessary documentation to secure shareholder approvals (subject to review by Collateral Agent and its attorneys).

•                  Coordinate and manage all required filings with SEC and shareholder approval process.

•                  Provide any documentation, consultation, and any other information necessary to the analysis undertaken by the Collateral Agent related to the determination of optimal structure and mechanics.

•                  For foreign entities, prepare any necessary documentation to (i) effect any necessary filings, (ii) modify any governing documents (as necessary), (iii) coordinate and obtain any necessary votes, approvals, and assignments required for any relevant patent-owner entities (as necessary).

•                  Company foreign counsel to coordinate with the relevant foreign counsel representing the Collateral Agent to draft and execute any transfer documentation, any modification in articles of formation (or other equivalent document) or any other governing documents necessary to effect the assignment of the assets or equity interests, and determine and execute any additional necessary actions to effect the transactions contemplated under the Amendment.

•                  Prepare, assemble, and deliver necessary certificates related to the contribution of the Designated Portfolios to the SPE (e.g., necessary approvals, accuracy of representations and warranties, no defaults, satisfaction of closing conditions, certification of organizational documents, incumbency certificates, etc.).

•                  Draft and execute any required legal opinions in customary scope and form (subject to review by Collateral Agent and its attorneys).

•                  Following SPE Restructuring, cooperate and provide reasonable assistance to Collateral Agent in order to effect record transfers of the Designated Portfolios.

•                  Work with Collateral Agent to provide any necessary notices to third parties.

•                  Prepare and file any necessary public filings and disclosures (subject to approval by Collateral Agent).

•                  Manage process of release of Liens against Patents other than Designated Portfolios after completion of restructuring.

•                  Negotiate, prepare, and execute any necessary documentation in order to effect the restructuring and/or extension of the Weintraub Note.